UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Orchid BioSciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 5, 2005

Dear Stockholder,

We cordially invite you to attend our 2005 Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, June 8, 2005 at our corporate headquarters located at 4390 US Route One, Princeton, New Jersey, 08540. The attached Notice of Annual Meeting and proxy statement describe the business we will conduct at the meeting and provide information about Orchid BioSciences, Inc. that you should consider when you vote your shares.

When you have finished reading the proxy statement, please promptly vote your shares either via the Internet, by telephone or by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Paul J. Kelly, M.D.

Chief Executive Officer

ORCHID BIOSCIENCES, INC.

4390 US ROUTE ONE

PRINCETON, NJ 08540

May 5, 2004

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 a.m. local time

DATE: Wednesday, June 8, 2005

PLACE:	Orchid BioSciences, Inc.

4390 US Route One

Princeton, NJ 08540

PURPOSES:

1. To elect two directors, Dr. Paul J. Kelly and Gordon Wasserman, as Class II Directors to serve three-year terms expiring in 2008.

2. To approve an amendment to our Certificate of Incorporation to change the company’s name from Orchid BioSciences, Inc. to Orchid Cellmark Inc.

3. To approve the Amended and Restated 2005 Stock Plan.

4. To ratify the appointment of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

5. To consider any other business that is properly presented at the meeting.

WHO MAY VOTE:

You may vote if you were the record owner of Orchid BioSciences, Inc. common stock at the close of business on April 15, 2005. A list of stockholders of record will be available at the meeting and, during the ten days prior to the meeting, at the office of the Secretary at the above address.

BY ORDER OF THE BOARD OF DIRECTORS

Warren T. Meltzer

Corporate Secretary

ORCHID BIOSCIENCES, INC.

4390 US ROUTE ONE

PRINCETON, NJ 08540

PROXY STATEMENT FOR ORCHID BIOSCIENCES, INC.

2005 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

Why Did You Send Me This Proxy Statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the 2005 Annual Meeting of Stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares either via the Internet, by telephone, or by marking, signing, dating and returning the enclosed proxy card.

On May 5, 2005 we began sending this proxy statement, the attached notice of Annual Meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned Orchid common stock at the close of business on April 15, 2005 are entitled to vote at the Annual Meeting. On this record date, there were 24,464,190 shares of our common stock outstanding. The common stock is our only class of voting stock. We are also sending along with this proxy statement our 2004 annual report, which includes our financial statements for the fiscal year ended December 31, 2004. You can also find a copy of our 2004 Annual Report on Form 10-K through the SEC’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.orchid.com.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote.

How Do I Vote?

You may vote by attending the meeting and casting your vote in person, or via the Internet, by telephone, or by signing and mailing your proxy card. Detailed instructions for Internet and telephone voting are attached to your proxy card.

How Do I Vote by Proxy?

Whether you plan to attend the Annual Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the Annual Meeting and vote.

If you properly fill in your proxy card and send it to us in time, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the amendment to our Certificate of Incorporation to change the name of the corporation from Orchid BioSciences, Inc. to Orchid Cellmark Inc.;

•	“FOR” the approval of the Amended and Restated 2005 Stock Plan; and

•	“FOR” the ratification of the selection of independent auditors for our fiscal year ending December 31, 2005.

If any other matter is presented, your proxyholder will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Revoke My Proxy?

If you give us your proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the following ways:

•	You may send in another proxy with a later date;

•	You may vote via the Internet at a later date;

•	You may vote by telephone at a later date;

•	You may notify our Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	You may vote in person at the Annual Meeting.

How Do I Vote in Person?

If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you are the beneficial owner of the shares on April 15, 2005, the record date for voting.

What Vote is Required to Approve Each Proposal?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected.

Proposal 2: Amendment to the Certificate of Incorporation to Change the Name of the Corporation	The affirmative vote of a majority of the shares outstanding as of the record date is required to amend the Certificate of Incorporation to change the name of the corporation.

Proposal 3: Approve the Amended and Restated 2005 Stock Plan	The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting is required to approve the stock plan.

Proposal 4: Ratify Selection of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting is required to ratify the selection of our independent registered public accounting firm.

What is the Effect of Broker Non-Votes, Withholdings and Abstentions?

•	Broker Non-Votes: If your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposal 1, Proposal 2 and Proposal 4 even if it does not receive instructions from you. You may have to provide specific instructions to your broker if you wish your broker to vote your shares with respect to Proposal 3. If your broker cannot vote your shares on a particular matter because it does not have instructions from you or does not have discretionary voting authority on that matter, this is referred to as a “broker non-vote”. Broker non-votes are not counted as votes “for” or “against” Proposal 1, Proposal 3 or Proposal 4, so they will have no effect on the votes on these proposals. A broker non-vote on Proposal 2 will have the same effect as a negative vote against the proposal.

•	Withholdings: Withholding authority to vote for a nominee for director will have no effect on the outcome of the vote.

•	Abstentions: Because abstentions are not counted as votes “for” or “against” Proposal 1, Proposal 3 or Proposal 4, they will have no effect on the votes on these proposals. Abstentions, however, will be counted as votes “against” Proposal 2.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Election examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies if any fees are incurred. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Meeting?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on April 15, 2005 is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions and broker non-votes are counted for purposes of determining whether a quorum exists.

Attending the Annual Meeting

The Annual Meeting will be held at 10:00 a.m. on Wednesday, June 8, 2005 at our corporate headquarters, 4390 US Route One, Princeton, NJ, 08540. When you arrive at our corporate headquarters, signs will direct you to the appropriate meeting room. You need not attend the Annual Meeting in order to vote.

Voting

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Stockholders have three options for submitting their vote: (1) via the Internet (please see your proxy card for instructions), (2) by telephone (please see your proxy card for instructions), and (3) by mail, using the paper proxy card. When you vote via the Internet or by telephone, your vote is recorded immediately. We encourage our stockholders to vote using these methods whenever possible. If you attend the Annual Meeting, you may also submit your vote in person, and any previous votes that you submitted, whether by Internet, telephone or mail, will be superseded by the vote that you cast at the Annual Meeting.

Electronic Delivery of Orchid Stockholder Communications

We are pleased to offer our stockholders the opportunity to receive stockholder communications electronically. By signing up for electronic delivery of documents such as the annual report and the proxy statement, you can receive stockholder communications as soon as they are available without waiting for them to arrive in the mail, and submit your stockholder votes online. You can also reduce the number of bulky documents in your personal files, eliminate duplicate mailings and help reduce our printing and mailing costs. To sign up for electronic delivery, visit http://www.proxyvote.com and enter information for all of your Orchid stockholdings. Your enrollment will be effective until canceled. If you have questions about electronic delivery, please call Orchid Investor Relations at 609-750-2324.

Householding of Annual Disclosure Documents

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our distribution agent, ADP, by calling their toll free number, 1-800-690-6903.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years or if you share an address with another of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling 1-800-937-5449 or writing to the transfer agent at 59 Maiden Lane, Plaza Level, New York, NY, 10038.

•	If a broker or other nominee holds your shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

SHARE OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 1, 2005 for (a) the executive officers named in the Summary Compensation Table below, (b) each of our directors and director nominees, (c) all of our current directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within the 60-day period following March 1, 2005 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. The number of shares of common stock issued and outstanding on March 1, 2005 was 24,025,412.

Name and Address	Shares Beneficially Owned
	Number(1)	Percent
Ziff Asset Management, LP 153 East 53rd Street, 43rd Floor New York, NY 10022(2)	2,356,900	9.8%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	1,154,000	5.2%
North Sound Capital LLC 53 Forest Avenue, Suite 202 Old Greenwich, CT 06870(3)	1,246,699	5.1%
Paul J. Kelly, MD(4)	55,125	*
James Beery(5)	4,896	*
Sidney M. Hecht, Ph.D(6).	21,720	*
Kenneth D. Noonan, Ph.D(5).	7,978	*
George H. Poste, DVM, Ph.D. (5)	62,333	*
Robert M. Tien, MD, MPH(5)	16,723	*
Gordon Wasserman(5)	1,766	*
Nicole S. Williams(5)	7,396	*
All current directors and executive officers as a group (nine persons)	177,937	*

Former officers
Michael E. Spicer(7)	90,446	*

*	Represents beneficial ownership of less than 1% of the common stock outstanding.

(1)	Attached to each share of common stock is a preferred share purchase right to acquire on one-hundredth of a share of our series A junior participating preferred stock, par value $0.001 per share, which preferred share purchase rights are not presently exercisable.
(2)	Shares registered in the name of Ziff Asset Management, LP are beneficially owned by PBK Holdings, Inc., the general partner of Ziff Asset Management, LP, and Philip B. Korsant, the sole shareholder of PBK Holdings, Inc., all three of which share dispositive voting power for the shares.
(3)	Shares beneficially owned by North Sound Capital LLC represents 517,784 shares registered in the name of North Sound Legacy Institutional Fund LLC, 678,572 shares registered in the name of North Sound Legacy International, Ltd., and 50,843 shares registered in the name of North Sound Legacy Fund, LLC.
(4)	Includes 53,125 shares of common stock subject to options exercisable within the 60-day period following March 1, 2005.
(5)	Represents shares of common stock subject to options exercisable within the 60-day period following March 1, 2005.
(6)	Includes 17,920 shares of common stock subject to options exercisable within the 60-day period following March 1, 2005.
(7)	Includes 89,862 shares of common stock subject to options exercisable within the 60-day period following March 1, 2005.

MANAGEMENT

The Board of Directors

Our Certificate of Incorporation and By-laws provide that our business is to be managed by or under the direction of our Board of Directors. Our Board of Directors is divided into three classes for purposes of election. One class is elected at each Annual Meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows: (1) Drs. Kelly and Tien and Mr. Wasserman constitute a class with a term ending at the 2005 Annual Meeting of Stockholders; (2) Dr. Poste and Ms. Williams constitute a class with a term ending at the 2006 Annual Meeting of Stockholders; and (3) Drs. Hecht and Noonan and Mr. Beery constitute a class with a term which expires at the 2007 Annual Meeting of Stockholders.

On March 2, 2005, our Board of Directors voted to nominate Dr. Kelly and Mr. Wasserman for election at this Annual Meeting for a term of three years. Dr. Tien notified us that he would not stand for reelection at the next Annual Meeting, and resigned from the Board effective at the beginning of such meeting. If elected, Dr. Kelly and Mr. Wasserman will serve until the 2008 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

Set forth below are the names of both the persons being nominated as directors and current directors whose terms do not expire this year, their ages, their offices in our company, if any, their principal occupations or employment for the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold directorships.

James Beery, age 63, has served as a member of our Board of Directors since April 2004. From March 2002 to the present, Mr. Beery has served as senior of counsel to Covington & Burling, a law firm based in Washington, D.C. From December 2000 until his retirement in June 2001, Mr. Beery served as senior vice president and general counsel of GlaxoSmithKline PLC, a UK-based global pharmaceutical company. For the seven years from 1993 until the formation of the merged company GlaxoSmithKline in December 2000, Mr. Beery served as senior vice president, general counsel and secretary of SmithKline Beecham PLC. He is currently a director of Martek Biosciences Corporation, the Theodora Children’s Trust, and the London Centre for the International Education of Students, and is a member of the Advisory Board of the Stanford Law School Program in Law, Science and Technology.

Sidney M. Hecht, Ph.D., age 60, has served as a member of our Board of Directors since 1995. He is currently the John W. Mallet Professor of Chemistry and Professor of Biology at University of Virginia and has served in each position since 1978. From 1981 to 1987, Dr. Hecht held concurrent appointments first as vice president, preclinical research and development, and then vice president, chemical research and development at SmithKline & French Laboratories, where he was appointed a Distinguished Fellow. From 1971 to 1979, he was assistant professor and then associate professor of chemistry at the Massachusetts Institute of Technology. Dr. Hecht received his B.A. in Chemistry from the University of Rochester and his Ph.D. in Chemistry from the University of Illinois.

Paul J. Kelly, MBBS, MD, FRACP, age 45, joined our company as chief executive officer in June 2003 and has served as a member of our Board of Directors since 2003. Between 2001 and June 2003, Dr. Kelly helped found three companies in the health sciences arena, and most recently served as chief executive officer and executive director of OmniViz, Inc. From 1997 to 2001, Dr. Kelly served as chief executive officer of Gemini Genomics plc, a clinical genomics company which he co-founded in 1995 to discover and commercialize novel gene-based targets. In 2001, Dr. Kelly oversaw the company’s merger with Sequenom. Before becoming a biotechnology executive, Dr. Kelly was a physician specializing in endocrinology in Australia, serving as senior research physician at the Garvan Institute for Medical Research in Sydney and staff endocrinologist at St. Vincent’s Hospital in Sydney. Dr. Kelly has served on national governmental advisory bodies, as well as on the boards of public and private companies. He currently is a director of MedCenter Solutions and

AgaMatrix. Dr. Kelly is a graduate of the University of New South Wales where he received his Bachelor of Medicine, Bachelor of Surgery (Honours), and Doctor of Medicine degrees. He is a Fellow of the Australasian College of Physicians.

Kenneth D. Noonan, Ph.D., age 57, has served as a member of our Board of Directors since December 2001. He has been a partner, at London-based L.E.K. Consulting LLP since November 2001, where he focuses on the European life sciences industry. Prior to joining L.E.K., Dr. Noonan was the senior vice president of corporate development for Applera Corporation from 2000 to 2001 where he had corporate responsibility for strategy and transactions. Dr. Noonan has significant experience consulting to European life sciences companies first as the founder and managing director of The Wilkerson Group Ltd., (a specialist life science consultancy), and subsequently as Head of Booz-Allen and Hamilton’s European pharmaceutical practice from 1995 to 2000. Prior to becoming a consultant, Dr. Noonan was the vice president of technology assessment and business development for CooperTechnicon Corp. and prior to that he was director of research and development for BD Microbiology Systems. Dr. Noonan’s academic credentials include a Ph.D. in Biochemistry from Princeton University and a B.S. in Biology from St. Joseph’s University.

George H. Poste, DVM, Ph.D., age 61, has served as a member of our Board of Directors since March 2000 and as chairman since 2002. He currently serves as director of The Biodesign Institute at Arizona State University. He is also the chief executive officer of Health Technology Networks, a consulting group specializing in the impact of genetics, computing and other advanced technologies on healthcare research and development and Internet-based systems for healthcare delivery. From 1992 to 1999, Dr. Poste was president of research and development, chief science and technology officer and a member of the Board of Directors of SmithKline Beecham PLC. Dr. Poste was a non-executive chairman of diaDexus, LLC from 1997 to 2004, the joint venture in molecular diagnostics between SmithKline Beecham and Incyte Pharmaceuticals, and a non-executive chairman of Structural GenomiX from 2000 to 2004. He serves on the Board of Directors of Advance PCS, Exelixis, and Monsanto Company. Dr. Poste received his degree in veterinary medicine and his Ph.D. in virology from the University of Bristol, England. He is a Board-certified pathologist and a Fellow of the Royal Society.

Gordon Wasserman, age 66, has been a member of our Board of Directors since November 2004. He is currently chairman and chief executive officer of The Gordon Wasserman Group, LLC, an independent consultant firm specializing in the management of police agencies, particularly their scientific and technological support services, and in the preparation and implementation of strategic plans for newly appointed police chiefs. From 1983 to 1995, Mr. Wasserman was assistant under secretary of State for Police Science and Technology in the United Kingdom Government. After moving to the US in 1995, he has served as special adviser to the Police Commissioners of New York, New York and Philadelphia, Pennsylvania, the Chiefs of Police of Miami, Florida, Hartford, Connecticut, and the US Dept of Justice as well as a number of other cities and federal agencies. He was also non-executive chairman of the board of directors of Ion Track Inc., a world leader in trace detection technology for explosives and narcotics, for the two years prior to its acquisition by General Electric in October 2002. Mr. Wasserman received his B.A. from McGill University and his M.A. from Oxford University where he was a Rhodes Scholar.

Nicole S. Williams, age 60, has served as a member of our Board of Directors since 2002. Ms. Williams has been the executive vice president and chief financial officer of American Pharmaceutical Partners, Inc., a specialty pharmaceutical company, since 2002. From 1999 to 2002, Ms. Williams was founder and president of the Nicklin Capital Group, Inc., a firm that managed investments for and provided consulting to a number of technology start-ups in the Chicago area, specializing in the health care industry since 1999. From 1992 to 1999, Ms. Williams was the executive vice president, chief financial officer and corporate secretary of R.P. Scherer Corporation in Troy, Michigan. From 1987 to 1992, Ms. Williams was with SPSS, Inc., in Chicago, Illinois. She was executive vice president, worldwide operations, Chief Financial Officer and Director of SPSS, Inc. from 1990 to 1992. Prior to 1987 she held various financial positions in several manufacturing companies in Chicago. She also serves as Director of Arryx, Inc. She serves on the Board of Lake Forest Graduate School of Management, and on the Board of the Chicago Horticultural Society. Ms. Williams received her Demi-License es

Science Politique from the University of Geneva, Switzerland, her License es Science Politique from the Graduate Institute of International Affairs, University of Geneva, Switzerland and her M.B.A. from the Graduate School of Business, University of Chicago.

Our Board of Directors has determined that the following members of the Board of Directors qualify as independent under the definition promulgated by the Nasdaq Stock Market: Drs. Hecht and Tien, Messrs. Beery and Wasserman and Ms. Williams.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2004 there were eight meetings of our Board of Directors, and the various committees of the Board met a total of 24 times. All directors attended at least 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2004.

Audit Committee. Our Audit Committee met 17 times during fiscal 2004. This committee currently has three members, James Beery, Sidney M. Hecht and Nicole S. Williams (Chairperson). Our Audit Committee has the authority to retain and terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Ms. Williams is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

Compensation Committee. Our Compensation Committee met seven times during fiscal 2004. This committee currently has two members, Sidney M. Hecht (Chairman) and Nicole S. Williams. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and conducts its decision making process with respect to that issue without the Chief Executive Officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. Please also see the report of the Compensation Committee set forth elsewhere in this proxy statement.

Nominating Committee: On April 5, 2004, the Board of Directors eliminated the Nominating Committee after it determined that the independent members of the Board can adequately fulfill the obligations of the committee without the need of incurring additional costs of committee meetings.

Compensation Committee Interlocks and Insider Participation. Our Compensation Committee has two members, Sidney M. Hecht (Chairman) and Nicole S. Williams. None of our executive officers serve as a member of the Board of Directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Stockholder Communications to the Board of Directors

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 609-750-2324. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board at 4390 US Route One, Princeton, NJ, 08540, or to individual Board members via e-mail at ir@orchid.com.

Compensation of Directors

Compensation Policy

Effective January 1, 2004, members of our Board of Directors are entitled to receive compensation in accordance with the following schedule:

Board of Directors:

Annual retainer-chairperson	$25,000
Annual retainer-director	$12,500
Meeting fee	$3,000
Telephonic meetings will be paid at the prorated level of $500 per hour.

Audit Committee:

Annual retainer-chairperson	$5,000
Annual retainer-committee members	$1,500
Meeting fee	$1,000
Meeting fee (in person meetings held on days separate from full Board meeting)	$3,000
Telephonic meetings will be paid at the prorated level of $500 per hour.

Compensation Committee:

No annual retainer to be paid to compensation committee chairperson or members.
Meeting fee	$1,000
Meeting fee (in person meetings held on days separate from full Board meeting)	$3,000

Telephonic meetings will be paid at the prorated level of $500 per hour.

Board members and committee members receive stock option grants both upon joining the Board and on an annual basis in line with recommendations by the Compensation Committee, which grants are non-qualified stock options under our 2000 Employee, Director and Consultant Stock Plan, and which typically vest in monthly increments over 4 years.

Other Compensation:

On March 3, 2004, we entered into a consulting agreement with L.E.K. Consulting LLP, of which Dr. Noonan is a partner. Under the terms of the agreement, we paid L.E.K. fees of £73,331.70 and $21,015.94 in connection with their services, which were completed during 2004.

Executive Officers

We currently do not have any executive officers who are not also directors. We currently have an employment agreement with our Chief Executive Officer, Paul J. Kelly, which agreement, as amended, was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2003. Michael E. Spicer served as our Chief Financial Officer under an at-will employment arrangement from July 2003 until December 31, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the three fiscal years ended December 31, 2004 to (1) our Chief Executive Officer, and (2) our four next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2004.

	Year	Annual Compensation								Long-Term Compensation Awards
Name and Principal Position		Salary			Bonus			Other Annual Compensation(1)		Securities Underlying Options/ SARs (#)	All Other Compensation(2)
Paul J. Kelly, MD Chief Executive Officer	2004 2003	$ $	350,000 253,575	(4)	$ $	332,500 —	(3)	$ $	17,500 16,041	150,000 40,000	$ $	5,833 2,188

Michael E. Spicer, CFO and Senior Vice President (5)	2004 2003 2002	$ $ $	230,906 187,912 187,023		$ $ $	122,500 — 14,428	(6)	$ $ $	11,545 18,134 7,820	75,877 10,864 14,461	$ $ $	4,115 4,491 3,663

(1)	Other Annual Compensation consisted of payments made into a retirement account for their benefit.
(2)	All Other Compensation for Dr. Kelly and Mr. Spicer during 2004 consisted of $5,833 and $4,115, respectively, of matching contributions made under our 401(k) plan. All Other Compensation for Dr. Kelly and Mr. Spicer during 2003 consisted of $2,188 and $4,491, respectively, and $3,663 for Mr. Spicer during 2002 of matching contributions made under our 401(k) plan.
(3)	The bonus paid to Dr. Kelly for 2004 included a special bonus of $140,000.
(4)	Salary paid to Dr. Kelly during 2003 included $50,000 Dr. Kelly was obligated to pay in order to effect an early termination of a previously existing employment relationship upon his becoming Chief Executive Officer of our company.
(5)	Effective December 31, 2004, Mr. Spicer resigned as our chief financial officer and Senior Vice President.
(6)	The bonus paid to Mr. Spicer for 2004 included a special bonus of $51,750 and $19,000 previously accrued by Lifecodes Corporation prior to our acquisition of Lifecodes, which was paid by us in December 2004.

Option Grants in Our Last Fiscal Year

The following table shows grants of stock options that we made during the fiscal year ended December 31, 2004 to each of the executive officers named in the Summary Compensation Table, above.

Name	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options/SARs Granted (#) (1)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)(2)	Expiration Date
					5%	10%
Paul J. Kelly, MD	150,000	7.0%	$6.80	8/4/2014	$641,473	$1,625,617
Michael E. Spicer	75,000	1.3%	$6.80	8/4/2014	$320,736	$812,809
Michael E. Spicer	877	0.1%	$9.35	4/26/2014	$5,157	$13,069

(1)	The options granted were incentive options under the company’s, 1995 Employee Stock Incentive Plan, and vest on a monthly basis over a four-year period. The options have been adjusted to give effect to our 1-for-5 reverse stock split on March 31, 2004.
(2)	The exercise price on the date of grant, which was equal to 100% of the fair market value on the date of grant, has since been adjusted to give effect to our 1-for-5 reverse stock split on March 31, 2004.
(3)

In accordance with the rules of the Securities and Exchange Commission, we show in these columns the potential realizable value over the term of the option (period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder’s continued employment with us through the option exercise period, and the date on which the option is exercised.

Fiscal Year-End Option Values

The following table shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2004. The value of the unexercised in-the-money options at fiscal year end is based on a value of $11.50 per share, the closing price of our stock on the Nasdaq National Market System on December 31, 2004, less the per share exercise price of such options.

Name	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of the Unexercised In-The-Money Options at Fiscal Year-End
	Exercisable	Unexercisable	Exercisable	Unexercisable
Paul J. Kelly, MD	38,125	151,875	$244,562	$761,937
Michael E. Spicer	36,738	—	$107,679	$—

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2004.

Plan category	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
• 1995 Stock Incentive Plan	431,971	$12.88	98,577
• 2000 Employee, Director and Consultant Stock Incentive Plan	592,628	$12.68	18,188

Equity compensation plans not approved by security holders:	N/A	N/A	N/A

Total	1,024,599	$12.78	116,765

Corporate 401(k) Plan

We sponsor a 401(k) plan covering employees who meet certain defined requirements. Under the terms of our 401(k) plan, participants may elect to make contributions on a pre-tax and after-tax basis, subject to certain limitations under the Internal Revenue Code and we may match a percentage of employee contributions, on a discretionary basis, as determined by our Board of Directors. We currently match 50% of the first 4% of employee contributions. We may make other discretionary contributions to the 401(k) plan pursuant to a determination by our Board of Directors.

Executive Deferred Compensation Plan

We have established an executive deferred compensation plan, which became effective on February 3, 1999. It was established primarily for the purpose of providing deferred compensation for our executive officers, directors and highly compensated employees. Participants in the plan are permitted to defer receipt of, and income taxation on, up to 50% of their regular base salary and all or any portion of any bonus until they terminate their employment with us.

Employment Contracts, Termination of Employment and Change-in-Control Arrangements

On May 16, 2003, we entered into an at-will employment agreement with Dr. Paul Kelly to be Chief Executive Officer of our company, effective June 2, 2003. This agreement was amended effective November 3, 2003. Pursuant to this agreement, as amended, Dr. Kelly’s base salary is $350,000. On July 13, 2004, the Compensation Committee of the Board of Directors increased Dr. Kelly’s target bonus to at least 50% of his annualized base salary commencing with his 2004 bonus payment. We also contribute an amount equal to 5% of Dr. Kelly’s base salary to a non-qualified retirement plan for the sole benefit of Dr. Kelly, provide Dr. Kelly life insurance equal to three times his annual base salary and paid $50,000 to Dr. Kelly in connection with the early termination of his previously existing employment relationship with another party. In addition, pursuant to the agreement, we issued to Dr. Kelly options to purchase an aggregate of 40,000 shares of our common stock, 10,000 of which were fully vested with an exercise price of $3.70 per share and 30,000 of which vest monthly in equal tranches over 48 months, with an exercise price of $4.05 per share. Dr. Kelly or Orchid may terminate the agreement with or without cause at any time. If we terminate the agreement without cause, we are required to give Dr. Kelly six months’ notice. We may, however, provide Dr. Kelly with 24 months of his base salary in lieu of the six-month notice. In the event of Dr. Kelly’s resignation (a) on the basis of a substantial diminution in the nature of the duties and responsibilities of his position from his date of hire; (b) on the basis of a material breach by us of any term or condition of the agreement; or (c) after a change of control, we are obligated to pay Dr. Kelly severance equal to 24 months of his base salary. In the event of a change in control, or the sale or disposition of substantially all of our assets, we are obligated to pay Dr. Kelly a one-time lump sum payment equal to his then current annualized base salary.

Performance Graph

The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on May 5, 2000 and ending December 31, 2004 (as measured by dividing (A) the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between our share price at the end and the beginning of the measurement period; by (B) our share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Biotech Index and the peer issuers during such period. The comparison assumes $100 invested at the per share closing price on the Nasdaq National Market of our common stock and each of the indices since May 5, 2000. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance. Prior to May 5, 2000, our common stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing. We obtained the information used on the graph from Media General Financial Services, a source believed to be reliable, but we are not responsible for any errors or omissions in such information.

We have changed the peer group index of companies for comparison to include members that have more similarity with our current products and services.

REPORT OF THE COMPENSATION COMMITTEE

This report is submitted by our Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock plans. This committee is composed of Dr. Sidney M. Hecht (Chairman), and Ms. Nicole S. Williams, both of whom qualify as “independent directors” for purposes of the listing standards of The Nasdaq Stock Market. This report addresses the compensation policies as they affected our executive officers during the fiscal year ending December 31, 2004.

Compensation Philosophy

We believe that compensation of our executive officers should:

•	Encourage creation of stockholder value and achievement of strategic corporate objectives;

•	Integrate compensation with our annual and long-term corporate objectives and strategy, and focus executive behavior on the fulfillment of those objectives;

•	Provide a competitive total compensation package that enables us to attract and retain high caliber personnel on a long-term basis;

•	Provide total compensation opportunity that is competitive with companies in the lab service industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance;

•	Align the interests of management and stockholders and enhance stockholder value by providing management with longer term incentives through equity ownership by management; and

•	Provide fair compensation consistent with internal compensation programs.

Salary

Salary levels are largely determined through comparisons with companies of similar headcount and market capitalizations or complexity in the lab services industries using data provided from public filings for those companies, as well as data from the Radford 2003 Biotechnology Compensation Survey, and a survey provided by Aon Consulting. In addition, the company used the services of Equilar to perform competitive peer analysis. In conjunction with the company, Equilar identified a group of peer companies based on market capitalization, performance, and similarity in lines of business. Actual salaries are based on individual performance contributions within a competitive salary range for each position that is established through job evaluation of responsibilities and market comparisons. We, on the basis of our knowledge of executive compensation in the industry as determined by the above surveys and research methodologies, believe that our salary levels for the executive officers are at a level that we, at the time such salary determinations were made, consider to be reasonable and necessary given our financial resources and the stage of our development. Individual salaries are reviewed annually and salary increases are based on individual performance as well as the performance of our company against the established corporate goals, including the achievement of revenue and operating income targets.

Cash Bonus

We annually determine each executive officer’s bonus after the end of our fiscal year. As a result of the company’s performance in 2003, no bonuses were paid to the company’s executive officers in 2004 with respect to 2003. For a discussion of other cash bonuses with respect to our Chief Executive Officer, see “Chief Executive Officer Compensation” below.

Equity Incentives

We believe that by providing those persons who have substantial responsibility for the management and growth of our company with an opportunity to increase their ownership of our stock, the best interests of stockholders and executive officers will be closely aligned. Therefore, executive officers are eligible to receive stock options when we perform our annual salary review each March, although we may grant options at other times in recognition of exceptional achievements. Executives receive value from these grants only if our common stock appreciates over the long term. Option grants generally vest over four years. All options were granted with an exercise price equal to 100% of fair market value on the date of grant. The number of shares underlying stock options granted to executive officers is based on competitive practices in the industry as determined by the independent surveys previously cited and our knowledge of industry practice. We granted options to purchase an aggregate of 225,877 shares of our common stock to our executive officers in 2004, after giving effect to our 1-for-5 reverse stock split.

Chief Executive Officer Compensation

On May 16, 2003, we entered into an at-will employment agreement with Dr. Paul Kelly to be Chief Executive Officer of our company, effective June 2, 2003. This agreement was amended effective November 3, 2003. Pursuant to this agreement, as amended, Dr. Kelly’s base salary was $350,000. On July 13, 2004, the compensation committee of the board of directors increased Dr. Kelly’s target bonus to at least 50% of his annualized base salary commencing with his 2004 bonus payment. Each year the percentage of this bonus received will be based on the degree of achievement against established goals and objectives for Dr. Kelly’s individual performance as well as the performance of our company against the established corporate goals, including the achievement of revenue and operating income targets.

On August 8, 2004, Dr. Kelly was granted options to acquire 150,000 shares of our common stock with an exercise price of $6.80 per share. In 2004, Dr. Kelly was awarded a special bonus of $140,000 in recognition of his efforts with respect to the operational and financial restructuring of the company, including the sale of Orchid Diagnostics and the company’s capital restructuring activities. Dr. Kelly’s salary in 2004 was $350,000, reflecting no increase from 2003.

In 2005, Dr. Kelly was awarded a bonus for 2004 of $192,500, reflecting Dr. Kelly’s satisfaction of his individual and corporate goals. This bonus was based primarily on the company’s achievement of a number of milestones in 2004, including obtaining a positive operating income in the third and fourth quarters of 2004, the successful resolution of certain disputes with third parties, the successful implementation of the company’s compliance efforts required by Sarbanes-Oxley, and the recruitment of key officers. For 2005, the Compensation Committee will evaluate the overall compensation of the Chief Executive Officer.

Federal Tax Considerations

Section 162(m) of the Internal Revenue Code (the “Code”) limits us to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain executive officers in a taxable year. Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of Section 162(m). The company believes that the options granted under its 2000 Stock and Option Plan qualify as performance-based compensation.

Conclusion

Through the plans described above, a significant portion of our compensation program and Dr. Kelly’s compensation is contingent on the accomplishment of individual and corporate strategic objectives. We remain committed to this philosophy of pay for performance, recognizing that the competitive market for talented executives and the volatility of our business may result in highly variable compensation for a particular time period.

Members of the Compensation Committee

Sidney M. Hecht, Chairman

Nicole S. Williams

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors consists entirely of directors who are independent as defined by the listing standards of the National Association of Securities Dealers, Inc. In addition, at least one member of the Audit Committee is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K under the Securities Act of 1933, as amended. The Audit Committee has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting and internal controls, compliance with legal and regulatory requirements and the quality of external audit resources. This Committee’s roles and responsibilities are set forth in our Charter adopted by the Board, which is attached as Appendix C to this Proxy Statement.

The Audit Committee has reviewed and discussed the company’s audited financial statements for the fiscal year ended December 31, 2004 with management and with the company’s independent auditors, KPMG LLP. Management is responsible for the preparation, presentation and integrity of the company’s financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on (i) management’s assessment of the effectiveness of internal control over financial reporting and (ii) the effectiveness of internal control over financial reporting.

Management has completed the documentation, testing and evaluation of the company’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee provided oversight and advice to management during the process. In connection with the Committee’s oversight of the process, the Committee received periodic updates provided by management and KPMG LLP at its meetings. In these updates, the Audit Committee was kept apprised of the progress of management’s evaluation, and reviewed with management deficiencies (including those relating to information technology) brought to the Audit Committee and the implementation of corrective measures with respect to these deficiencies. Periodically during its meetings, the Audit Committee met in executive sessions (i.e., without management present) with representatives of KPMG LLP. During 2004, the Audit Committee held 17 meetings.

At the conclusion of the process, management provided the Committee with and the Committee reviewed a report on the effectiveness of the company’s internal control over financial reporting. The Committee also reviewed the report of management contained in the company’s Annual Report on Form 10-K for the year ended December 31, 2004 filed with the SEC, as well as KPMG LLP’s Report of Independent Registered Public Accounting Firm included in the company’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements and financial statement schedule, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Committee continues to oversee the company’s efforts related to its internal control over financial reporting and management’s preparations for the evaluation in 2005.

The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and has discussed with KPMG LLP its independence. The Audit Committee also has full access to the independent auditor, including regular meetings without management present. Based on the Audit Committee’s review of the audited financial statements and the review and discussions described in this paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2004 be included in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

Members of the Audit Committee

Nicole S. Williams (Chairman)

James Beery

Sidney M. Hecht, Ph.D.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

To our knowledge, other than as set forth below, our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis. On March 23, 2005, a report on Form 4 was filed for options granted to James Beery on April 26, 2004, and options granted to Sidney M. Hecht and Nicole S. Williams on June 14, 2004. On April 7, 2005, a report on Form 4 was filed for options granted to Paul J. Kelly and Michael E. Spicer on August 4, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves in advance all related party transactions. Since January 2004, there has not been nor is there currently proposed, any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeded or exceeds $60,000 and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

ELECTION OF DIRECTORS

(Notice Item 1)

On March 2, 2005, the Board of Directors nominated Dr. Kelly and Mr. Wasserman for election at the Annual Meeting. The Board of Directors currently consists of eight members, classified into three classes as follows: Paul J. Kelly, Robert D. Tien and Gordon Wasserman constitute a class with a term ending at the upcoming Annual Meeting (the “Class II directors”); Nicole S. Williams and George H. Poste constitute a class with a term ending at the 2006 Annual Meeting (the “Class III directors”); and James Beery, Sidney M. Hecht and Kenneth D. Noonan constitute a class with a term ending at the 2007 Annual Meeting (the “Class I directors”). Dr. Tien notified us that he would not stand for reelection at the next Annual Meeting, and resigned from the Board effective at the beginning of such meeting. At each Annual Meeting of Stockholders, directors are elected for a full term of three years to succeed those directors whose terms are expiring.

The Board of Directors has voted (i) to keep the size of the Board of Directors at eight members and (ii) to nominate Dr. Kelly and Mr. Wasserman for election at the Annual Meeting for a term of three years each to serve until the 2008 Annual Meeting of Stockholders, and until their respective successors are elected and qualified. The Class III directors (Nicole S. Williams and George H. Poste) and the Class I directors (James Beery, Sidney M. Hecht and Kenneth D. Noonan) will serve until the Annual Meetings of Stockholders to be held in 2006 and 2007, respectively, and until their respective successors have been elected and qualified.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Dr. Kelly and Mr. Wasserman. In the event that either nominee become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in his/her place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted affirmatively or negatively at the Meeting is required to elect each nominee as a director.

OUR BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF DR. KELLY AND MR. WASSERMAN AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION FROM ORCHID BIOSCIENCES, INC. TO ORCHID CELLMARK INC.

(Notice Item 2)

In 2000, we changed our name to Orchid BioSciences, Inc. Since then, the company has transitioned from a technology driven, research and development intensive organization, to one that is focused on providing DNA testing services in our core markets of forensic and relationship testing, while pursuing growth into new DNA testing markets. As a result, we believe that the name “BioSciences” no longer accurately reflects our core markets or growth opportunities.

In 2001, we acquired the Cellmark brand and operation and have since continued to grow our core business under this brand, which is strongly associated with laboratory DNA testing, particularly in forensics.

We believe that the best name for our company going forward will be Orchid Cellmark Inc. This name combines the strong reputation of the Orchid name in the field of genetic variability with the brand recognition of Cellmark in the providing of DNA testing services.

For these reasons, the Board of Directors has concluded that it is in the best interests of our business and our stockholders to amend our Certificate of Incorporation to change our name from Orchid BioSciences, Inc. to Orchid Cellmark Inc. A majority of the shares outstanding as of the record date voting affirmatively is required to approve the amendment to our Certificate of Incorporation to effect this name change.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION FROM ORCHID BIOSCIENCES, INC. TO ORCHID CELLMARK INC., AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2005 STOCK PLAN

(Notice Item 3)

General

On March 2, 2005, our Board of Directors approved, subject to approval of our stockholders at this meeting, our Amended and Restated 2005 Stock Plan (the “Amended Plan”) which amends and restates in its entirety our 2000 Employee, Director and Consultant Stock Plan. The primary purposes of the amendment and restatement are to:

•	increase the number of shares of our common stock available for awards by an additional 1,108,547 shares plus the number of shares of our common stock, if any, that are presently subject to awards under the company’s 1995 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award;

•	add a 2,200,000 share limitation on the total number of awards that may be issued under the Amended Plan, including as incentive stock options;

•	increase the share limitation on the number of awards that may be granted to any participant in any fiscal year to 750,000;

•	extend the expiration of the Amended Plan until March 1, 2015; and

•	add provisions for the grant of other types of equity based awards.

The other material features of the Amended Plan generally remain the same as under the terms of the 2000 Employee, Director and Consultant Stock Plan previously approved by our stockholders.

If our stockholders approve the Amended Plan, the maximum number of shares that may be issued under the Amended Plan would be increased to an aggregate of (a) 1,706,130 plus (b) the number of “1995 Cancelled Shares” (as defined below). The 1,706,130 number represents 575,035 shares subject to outstanding awards under our 2000 Employee, Director and Consultant Stock Plan as of April 6, 2005, 22,548 shares available for, but not yet subject to, an award as of April 6, 2005, plus the additional 1,108,547 shares authorized by this amendment and restatement. In addition, our 1995 Stock Incentive Plan will be cancelled and no new awards shall be issued thereunder. However, any shares that are presently subject to awards under our 1995 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award shall be added to the Amended Plan (the “1995 Cancelled Shares”. As of April 6, 2005, there were 493,870 shares subject to outstanding awards under the 1995 Stock Incentive Plan.

The Amended Plan is being submitted to our stockholders for approval at the meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Amended Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the Amended Plan is also required by the listing rules of the Nasdaq National Market. Our Board of Directors believes that the approval of our Amended Plan is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants and to give us the flexibility we need to make various types of grants in light of the recent and pending changes in tax and accounting rules relating to equity-based compensation.

Material Features of our Amended Plan

The following paragraphs provide a summary of the principal features of our Amended Plan and its operation. The following summary is qualified in its entirety by reference to our Amended Plan as set forth in Appendix A.

The purpose of our Amended Plan is to encourage ownership of our common stock by our employees, directors and certain consultants in order to attract such people, to induce them to work for our benefit and to provide additional incentive for them to promote our success.

The Amended Plan provides for the grant of incentive stock options to our employees and non-qualified stock options, restricted and unrestricted stock awards and other stock-based awards to employees, directors and consultants (approximately 425 people). Upon approval, an aggregate of 1,706,130 shares of common stock will be reserved for issuance under our Amended Plan plus any shares of our common stock that are presently subject to awards under the company’s 1995 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award. Notwithstanding the foregoing, a maximum of 2,200,000 Shares may be issued pursuant to this Plan as awards, including as incentive stock options.

In accordance with the terms of our Amended Plan, our Board of Directors has authorized our Compensation Committee to administer the Amended Plan. The Compensation Committee may delegate part of its authority and powers under our Amended Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of Orchid. In accordance with the provisions of the Amended Plan, our Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees, directors and consultants will be granted options and other awards;

•	the number of shares subject to options and other awards;

•	the exercise price of each option which may not be less than fair market value on the date of grant;

•	the schedule upon which options become exercisable;

•	the termination or cancellation provisions applicable to options;

•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and

•	all other terms and conditions upon which each award may be granted in accordance with the Amended Plan.

The maximum term of options granted under our Amended Plan is 10 years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 750,000 shares of common stock in any fiscal year. Our Amended Plan does not provide for the repricing of stock options or other awards.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Amended Plan, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant.

If our common stock shall be subdivided or combined into a greater or smaller number of shares or if we issue any shares of common stock as a stock dividend, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

Upon a merger or other reorganization event, our Board of Directors, may, in their sole discretion, take any one or more of the following actions pursuant to our Amended Plan, as to some or all outstanding awards:

•	provide that all outstanding options shall be assumed or substituted by the successor corporation;

•	upon written notice to a participant, provide that the participant’s unexercised options will terminate immediately prior to the consummation of such transaction unless exercised by the participant;

•	in the event of a merger pursuant to which holders of our common stock will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to the participants equal to the difference between the merger price times the number of shares of our common stock subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•	provide that all or any outstanding options shall become exercisable in full immediately prior to such event; and

•	provide that outstanding awards shall be assumed or substituted by the successor corporation, become realizable or deliverable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon the merger or reorganization event.

Our Amended Plan may be amended by our stockholders. It may also be amended by the Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the Nasdaq Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our Amended Plan will expire on March 1, 2015.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our Amended Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Amended Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

Because awards under the Amended Plan will be granted at the sole discretion of the Compensation Committee, we cannot determine at this time either the persons who will receive awards under the Amended Plan or the amount or types of any such awards.

On April 15, 2005, the closing market price per share of our common stock was $9.71, as reported by the Nasdaq National Market.

For these reasons, the Board of Directors has recommended amending and restating our 2000 Employee, Director and Consultant Stock Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the adoption of our Amended and Restated 2005 Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE FOR THE ADOPTION OF OUR AMENDED AND RESTATED 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 4)

The firm of KPMG LLP, independent registered public accounting firm, has audited our accounts since our inception and will do so for 2005. Our Audit Committee has appointed KPMG LLP to serve as our independent auditors for our fiscal year ending December 31, 2005. Representatives of KPMG LLP are expected to attend the Annual Meeting to respond to appropriate questions, and will have the opportunity to make a statement if they desire.

Audit and Non-Audit Fees

Audit Fees

Fees incurred by us for professional services rendered by KPMG LLP for the audit of the annual consolidated financial statements included in our Annual Report on Form 10-K, for the reviews of the consolidated financial statements included in our Forms 10-Q and for audit of internal controls over financial reporting required under the Sarbanes-Oxley Act of 2002 were $343,350 for 2003 and $1,214,000 for 2004.

Audit-Related Fees

We paid no audit-related fees to KPMG LLP for 2003 and 2004.

Tax Fees

Fees paid to KPMG LLP associated with tax compliance and tax consultation were $106,100 in 2003 and $141,600 in 2004.

All Other Fees

We paid no other fees to KPMG LLP for 2003 and 2004.

The Audit Committee’s policy is to approve all audit and non-audit services provided by our independent registered public accounting firm prior to the commencement of the services using a combination of pre-approvals for certain engagements up to predetermined dollar thresholds in accordance with the pre-approval policy and specific approvals for certain engagements on a case-by-case basis. The Audit Committee has delegated authority to the committee chair to pre-approve between committee meetings services that have not already been pre-approved by the committee. The chair is required to report any such pre-approval decisions to the full committee at its next scheduled meeting. In the event the stockholders do not ratify the appointment of KPMG LLP as our independent public accountants, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the shares cast at the Meeting is required to ratify the appointment of the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our principal executive officer and principal financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.orchid.com and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at Orchid, 4390 US Route One, Princeton, NJ 08540. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The Nasdaq Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the 2005 Annual Meeting. If any other business is properly brought before the 2005 Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our Annual Meeting of Stockholders to be held in 2006, stockholder proposals must be received no later than January 5, 2006. To be considered for presentation at the 2006 Annual Meeting, although not included in the proxy statement for the meeting, proposals must be received between March 10, 2006 and April 9, 2006. Proposals received outside of this time period will not be considered at the 2006 Annual Meeting. If a proposal is received within that time period but after the date for inclusion in the proxy statement, management proxies may confer discretionary authority to vote on the matters presented at the 2006 Annual Meeting of stockholders by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act. All stockholder proposals should be marked for the attention of Corporate Secretary, Orchid, 4390 US Route One, Princeton, NJ, 08540.

Princeton, New Jersey

May 5, 2005

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (other than exhibits thereto) filed with the Securities and Exchange Commission, which provides additional information about us, is available on the Internet at www.orchid.com and is available in paper form to beneficial owners of our common stock without charge upon written request to Investor Relations Office, Orchid, 4390 US Route One, Princeton, New Jersey, 08540.

APPENDIX A—THE AMENDED AND RESTATED 2005 STOCK PLAN

ORCHID BIOSCIENCES, INC.

AMENDED AND RESTATED 2005 STOCK PLAN

ORCHID BIOSCIENCES, INC.

AMENDED AND RESTATED 2005 STOCK PLAN

This Amended and Restated 2005 Stock Plan amends and restates in its entirety the Orchid BioSciences 2000 Employee, Director and Consultant Stock Plan.

1. DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this Orchid BioSciences Amended and Restated 2005 Stock Plan, have the following meanings:

Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the Administrator means the Committee.

Affiliate means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.

Agreement means an agreement between the Company and a Participant delivered pursuant to the Plan, in such form as the Administrator shall approve.

Board of Directors means the Board of Directors of the Company.

Code means the United States Internal Revenue Code of 1986, as amended.

Committee means the committee of the Board of Directors to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.

Common Stock means shares of the Company’s common stock, $.001 par value per share.

Company means Orchid BioSciences Inc., a Delaware corporation.

Disability or Disabled means permanent and total disability as defined in Section 22(e)(3) of the Code.

Employee means an employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.

Fair Market Value of a Share of Common Stock means:

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine.

ISO means an option meant to qualify as an incentive stock option under Section 422 of the Code.

Non-Qualified Option means an option which is not intended to qualify as an ISO.

Option means an ISO or Non-Qualified Option granted under the Plan.

Participant means an Employee, director or consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.

Plan means this Orchid BioSciences Amended and Restated 2005 Stock Plan.

Shares means shares of the Common Stock as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.

Stock-Based Award means a grant by the Company under the Plan of an equity award or equity based award which is not an Option or Stock Grant.

Stock Grant means a grant by the Company of Shares under the Plan.

Stock Right means a right to Shares or the value of Shares of the Company granted pursuant to the Plan—an ISO, a Non-Qualified Option, a Stock Grant or a Stock Based Award.

Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.

2. PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain consultants to the Company in order to attract such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of ISOs, Non-Qualified Options, Stock Grants and Stock Based Awards.

3. SHARES SUBJECT TO THE PLAN.

The number of Shares which may be issued from time to time pursuant to this Plan shall be 1,706,130 shares of Common Stock plus the number of shares of Common Stock, if any, that are presently subject to awards under the Company’s 1995 Stock Incentive Plan but which become unissued upon the cancellation, surrender or termination of such award for any reason whatsoever or the equivalent of such number of Shares after the Administrator, in its sole discretion, has interpreted the effect of any stock split, stock dividend, combination, recapitalization or similar transaction in accordance with Paragraph 24 of the Plan. Notwithstanding the foregoing, a maximum of 2,200,000 Shares may be issued pursuant to this Plan as Stock Rights, including, but not limited to, ISOs.

If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at no more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan.

4. ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:

a. Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;

b. Determine which Employees, directors and consultants shall be granted Stock Rights;

c. Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall Stock Rights with respect to more than 750,000 Shares be granted to any Participant in any fiscal year;

d. Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted; and

e. Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company or to Plan Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right.

Provided, however, that all such interpretations, rules, determinations, terms and conditions shall be made and prescribed in the context of preserving the tax status under Section 422 of the Code of those Options which are designated as ISOs. Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.

To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time.

5. ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan, provided, however, that each Participant must be an Employee, director or consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person not then an Employee, director or consultant of the Company or of an Affiliate; provided, however, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. ISOs may be granted only to Employees. Non-Qualified Options, Stock Grants and Stock Based Awards may be granted to any Employee, director or consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify him or her from, participation in any other grant of Stock Rights.

6. TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in writing in an Option Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. The Option Agreements shall be subject to at least the following terms and conditions:

A. Non-Qualified Options: Each Option intended to be a Non-Qualified Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Non-Qualified Option:

a. Option Price: Each Option Agreement shall state the option price (per share) of the Shares covered by each Option, which option price shall be determined by the Administrator but shall not be less than the Fair Market Value per share of Common Stock.

b. Number of Shares: Each Option Agreement shall state the number of Shares to which it pertains.

c. Option Periods: Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain conditions or the attainment of stated goals or events.

d. Option Conditions: Exercise of any Option may be conditioned upon the Participant’s execution of a Share purchase agreement in form satisfactory to the Administrator providing for certain protections for the Company and its other shareholders, including requirements that:

i. The Participant’s or the Participant’s Survivors’ right to sell or transfer the Shares may be restricted; and

ii. The Participant or the Participant’s Survivors may be required to execute letters of investment intent and must also acknowledge that the Shares will bear legends noting any applicable restrictions.

B. ISOs: Each Option intended to be an ISO shall be issued only to an Employee and be subject to at least the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 of the Code and relevant regulations and rulings of the Internal Revenue Service:

a. Minimum standards: The ISO shall meet the minimum standards required of Non-Qualified Options, as described in Paragraph 6(A) above, except clause (a) thereunder.

b. Option Price: Immediately before the ISO is granted, if the Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than one hundred percent (100%) of the Fair Market Value per share of the Shares on the date of the grant of the Option.

ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, the Option price per share of the Shares covered by each ISO shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

c. Term of Option: For Participants who own

i. Ten percent (10%) or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten (10) years from the date of the grant or at such earlier time as the Option Agreement may provide.

ii. More than ten percent (10%) of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five (5) years from the date of the grant or at such earlier time as the Option Agreement may provide.

d. Limitation on Yearly Exercise: The Option Agreements shall restrict the amount of ISOs which may become exercisable in any calendar year (under this or any other ISO plan of the Company or an Affiliate) so that the aggregate Fair Market Value (determined at the time each ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Participant in any calendar year does not exceed one hundred thousand dollars ($100,000), provided that this subparagraph (d) shall have no force or effect if its inclusion in the Plan is not necessary for Options issued as ISOs to qualify as ISOs pursuant to Section 422(d) of the Code.

7. TERMS AND CONDITIONS OF STOCK GRANTS.

Each offer of a Stock Grant to a Participant shall state the date prior to which the Stock Grant must be accepted by the Participant, and the principal terms of each Stock Grant shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:

(a) Each Agreement shall state the purchase price (per share), if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator but shall not be less than the minimum consideration required by the Delaware General Corporation Law on the date of the grant of the Stock Grant;

(b) Each Agreement shall state the number of Shares to which the Stock Grant pertains; and

(c) Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time and events upon which such rights shall accrue and the purchase price therefor, if any.

8. TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Board shall have the right to grant other Stock-Based Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of stock appreciation rights, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company.

9. EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee, together with provision for payment of the full purchase price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option, shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the purchase price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Administrator, by having the Company retain from the shares otherwise issuable upon exercise of the Option, a number of shares having a Fair Market Value equal as of the date of exercise to the exercise price of the Option, or (d) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and (e) above or (g) at the discretion of the Administrator, payment of such other lawful consideration as the Board may determine. Notwithstanding the foregoing, the Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422 of the Code.

The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.

The Administrator shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Administrator shall not accelerate the exercise date of any installment of any Option granted to an Employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to Paragraph 27) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in Paragraph 6.B.d.

The Administrator may, in its discretion, amend any term or condition of an outstanding Option provided (i) such term or condition as amended is permitted by the Plan, (ii) any such amendment shall be made only with the consent of the Participant to whom the Option was granted, or in the event of the death of the Participant, the Participant’s Survivors, if the amendment is adverse to the Participant, and (iii) any such amendment of any ISO shall be made only after the Administrator determines whether such amendment would constitute a “modification” of any Option which is an ISO (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holder of such ISO.

10. ACCEPTANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

A Stock Grant or Stock-Based Award (or any part or installment thereof) shall be accepted by executing the applicable Agreement and delivering it to the Company or its designee, together with provision for payment of the full purchase price, if any, in accordance with this Paragraph for the Shares as to which such Stock Grant or Stock-Based Award is being accepted, and upon compliance with any other conditions set forth in the applicable Agreement. Payment of the purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being accepted shall be made (a) in United States dollars in cash or by check, or (b) at the discretion of the Administrator, through delivery of shares of Common Stock having a Fair Market Value equal as of the date of acceptance of the Stock Grant or Stock-Based Award to the purchase price of the Stock Grant or Stock-Based Award, or (c) at the discretion of the Administrator, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (d) at the discretion of the Administrator, by any combination of (a), (b) and (c) above.

The Company shall then, if required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was accepted to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company in order to comply with any law or regulation (including, without limitation, state securities or “blue sky” laws) which requires the Company to take any action with respect to the Shares prior to their issuance.

The Administrator may, in its discretion, amend any term or condition of an outstanding Stock Grant, Stock-Based Award or applicable Agreement provided (i) such term or condition as amended is permitted by the Plan, and (ii) any such amendment shall be made only with the consent of the Participant to whom the Stock Grant or Stock-Based Award was made, if the amendment is adverse to the Participant.

11. RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right, except after due exercise of the Option or acceptance of the Stock Grant or as set forth in any Agreement and tender of the full purchase price, if any, for the Shares being purchased pursuant to such exercise or acceptance and registration of the Shares in the Company’s share register in the name of the Participant.

12. ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement. Notwithstanding the foregoing, an ISO transferred except in compliance with clause (i) above shall no longer qualify as an ISO. The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above, a Stock Right shall only be exercisable or may only be accepted, during the Participant’s lifetime, by such Participant (or by his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

13.	EFFECT ON OPTIONS OF TERMINATION OF SERVICE OTHER THAN FOR “CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement in the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:

a. A Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate (for any reason other than termination for “cause”, Disability, or death for which events there are special rules in Paragraphs 14, 15 and 16, respectively), may exercise any Option granted to him or her to the extent that the Option is exercisable on the date of such termination of service, but only within such term as the Administrator has designated in a Participant’s Option Agreement.

b. Except as provided in Subparagraph (c) below, or Paragraph 15 or 16, in no event may an Option intended to be an ISO, be exercised later than three (3) months after the Participant’s termination of employment.

c. The provisions of this Paragraph, and not the provisions of Paragraph 15 or 16, shall apply to a Participant who subsequently becomes Disabled or dies after the termination of employment, director status or consultancy; provided, however, in the case of a Participant’s Disability or death within three (3) months after the termination of employment, director status or consultancy, the Participant or the Participant’s Survivors may exercise the Option within one (1) year after the date of the Participant’s termination of service, but in no event after the date of expiration of the term of the Option.

d. Notwithstanding anything herein to the contrary, if subsequent to a Participant’s termination of employment, termination of director status or termination of consultancy, but prior to the exercise of an Option, the Board of Directors determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute “cause”, then such Participant shall forthwith cease to have any right to exercise any Option.

e. A Participant to whom an Option has been granted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

f. Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

14. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR “CAUSE”.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for “cause” prior to the time that all his or her outstanding Options have been exercised:

a. All outstanding and unexercised Options as of the time the Participant is notified his or her service is terminated for “cause” will immediately be forfeited.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the Company or any Affiliate, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or of any provision of any code of conduct or ethics or similar policy in effect at the Company, as all of the foregoing may be amended from time to time, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service but prior to the exercise of an Option, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause”, then the right to exercise any Option is forfeited.

d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

15. EFFECT ON OPTIONS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement, a Participant who ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant:

a. To the extent that the Option has become exercisable but has not been exercised on the date of Disability; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to the date of Disability.

A Disabled Participant may exercise such rights only within the period ending one (1) year after the date of the Participant’s termination of employment, directorship or consultancy, as the case may be, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

16. EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement, in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors:

a. To the extent that the Option has become exercisable but has not been exercised on the date of death; and

b. In the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights which would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s death.

If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one (1) year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an employee, director or consultant or, if earlier, within the originally prescribed term of the Option.

17. EFFECT OF TERMINATION OF SERVICE ON UNACCEPTED STOCK GRANTS.

In the event of a termination of service (whether as an employee, director or consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant, such offer shall terminate.

For purposes of this Paragraph 17 and Paragraph 18 below, a Participant to whom a Stock Grant has been offered and accepted under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a permanent and total Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated such Participant’s employment, director status or consultancy with the Company or with an Affiliate, except as the Administrator may otherwise expressly provide.

In addition, for purposes of this Paragraph 17 and Paragraph 18 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a termination of employment, director status or consultancy so long as the Participant continues to be an employee, director or consultant of the Company or any Affiliate.

18.	EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE OTHER THAN FOR “CAUSE” OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, in the event of a termination of service (whether as an employee, director or consultant), other than termination for “cause,” Disability, or death for which events there are special rules in Paragraphs 19, 20, and 21, respectively, before all Company rights of repurchase shall have lapsed, then the Company shall have the right to repurchase that number of Shares subject to a Stock Grant as to which the Company’s repurchase rights have not lapsed.

19. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR “CAUSE”.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if the Participant’s service (whether as an employee, director or consultant) with the Company or an Affiliate is terminated for “cause”:

a. All Shares subject to any Stock Grant shall be immediately subject to repurchase by the Company at the purchase price, if any, thereof.

b. For purposes of this Plan, “cause” shall include (and is not limited to) dishonesty with respect to the employer, insubordination, substantial malfeasance or non-feasance of duty, unauthorized disclosure of confidential information, breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company, or of any provision of any code of conduct or ethics or similar policy in effect at the Company, as all of the foregoing may be amended from time to time, and conduct substantially prejudicial to the business of the Company or any Affiliate. The determination of the Administrator as to the existence of “cause” will be conclusive on the Participant and the Company.

c. “Cause” is not limited to events which have occurred prior to a Participant’s termination of service, nor is it necessary that the Administrator’s finding of “cause” occur prior to termination. If the Administrator determines, subsequent to a Participant’s termination of service, that either prior or subsequent to the Participant’s termination the Participant engaged in conduct which would constitute “cause,” then the Company’s right to repurchase all of such Participant’s Shares shall apply.

d. Any definition in an agreement between the Participant and the Company or an Affiliate, which contains a conflicting definition of “cause” for termination and which is in effect at the time of such termination, shall supersede the definition in this Plan with respect to such Participant.

20. EFFECT ON STOCK GRANTS OF TERMINATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply if a Participant ceases to be an employee, director or consultant of the Company or of an Affiliate by reason of Disability: to the extent the Company’s rights of repurchase have not lapsed on the date of Disability, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the date of Disability.

The Administrator shall make the determination both of whether Disability has occurred and the date of its occurrence (unless a procedure for such determination is set forth in another agreement between the Company and such Participant, in which case such procedure shall be used for such determination). If requested, the Participant shall be examined by a physician selected or approved by the Administrator, the cost of which examination shall be paid for by the Company.

21.	EFFECT ON STOCK GRANTS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Stock Grant Agreement, the following rules apply in the event of the death of a Participant while the Participant is an employee, director or consultant of the Company or of an Affiliate: to the extent the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such rights of repurchase lapse periodically, such rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s death.

22. PURCHASE FOR INVESTMENT.

Unless the offering and sale of the Shares to be issued upon the particular exercise or acceptance of a Stock Right shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the “1933 Act”), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

a. The person(s) who exercise(s) or accept(s) such Stock Right shall warrant to the Company, prior to the receipt of such Shares, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing their Shares issued pursuant to such exercise or such grant:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws.”

b. At the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise or acceptance in compliance with the 1933 Act without registration thereunder.

23. DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.

24. ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to him or her hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement:

A. Stock Dividends and Stock Splits. If (i) the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Common Stock, the number of shares of Common Stock deliverable upon the exercise of an Option or acceptance of a Stock Grant may be appropriately increased or decreased proportionately, and appropriate adjustments may be made including, in the purchase price per share to reflect such events. The number of Shares subject to the limitation in Paragraph 4(c) shall also be proportionately adjusted upon the occurrence of such events.

B. Consolidations or Mergers. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets or otherwise (an “Acquisition”), the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Options must be exercised (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options (either (a) to the extent then exercisable or, (b) at the discretion of the Administrator, all Options being made fully exercisable for purposes of this Subparagraph) over the exercise price thereof.

With respect to outstanding Stock Grants, the Administrator or the Successor Board, shall either (i) make appropriate provisions for the continuation of such Stock Grants by substituting on an equitable basis for the Shares then subject to such Stock Grants either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Acquisition or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that all Stock Grants must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Stock Grants shall terminate; or (iii) terminate all Stock Grants in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Stock Grants over the purchase price thereof, if any. In addition, in the event of an Acquisition, the Administrator may waive any or all Company repurchase rights with respect to outstanding Stock Grants.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in Subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the purchase price, if any, paid upon such exercise or acceptance the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.

D. Adjustments to Stock-Based Awards. Upon the happening of any of the events described in Subparagraphs A, B or C above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 24 and, subject to Paragraph 4, its determination shall be conclusive.

E. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to Subparagraph A, B or C above with respect to ISOs shall be made only after the Administrator determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424(h) of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Administrator determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments, unless the holder of an ISO specifically requests in writing that such adjustment be made and such writing indicates that the holder has full knowledge of the consequences of such “modification” on his or her income tax treatment with respect to the ISO.

25. ISSUANCES OF SECURITIES.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.

26. FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan and the person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof.

27. CONVERSION OF ISOs INTO NON-QUALIFIED OPTIONS; TERMINATION OF ISOs.

The Administrator, at the written request of any Participant, may in its discretion take such actions as may be necessary to convert such Participant’s ISOs (or any portions thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the Participant is an employee of the Company or an Affiliate at the time of such conversion. At the time of such conversion, the Administrator (with the consent of the Participant) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Administrator in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any Participant the right to have such Participant’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Administrator takes appropriate action. The Administrator, with the consent of the Participant, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

28. WITHHOLDING.

In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or in connection with a Disqualifying Disposition (as defined in Paragraph 29) or upon the lapsing of any right of repurchase, the Company may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Stock or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Paragraph 1 above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer. The Administrator in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

29. NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION.

Each Employee who receives an ISO must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any shares acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is defined in Section 424(e) of the Code and includes any disposition (including any sale or gift) of such shares before the later of (a) two years after the date the Employee was granted the ISO, or (b) one year after the date the Employee acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

30. TERMINATION OF THE PLAN.

The Plan will terminate on March 1, 2015, the date which is ten (10) years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination.

31. AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator, including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code, and to the extent necessary to qualify the shares issuable upon exercise or acceptance of any outstanding Stock Rights granted, or Stock Rights to be granted, under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to him or her. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant.

32. EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.

33. GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the law of the State of Delaware.

APPENDIX B—PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

CERTIFICATE OF AMENDMENT

of the

RESTATED CERTIFICATE OF INCORPORATION

of

ORCHID BIOSCIENCES, INC.

It is hereby certified that:

FIRST:	The name of the corporation is Orchid BioSciences, Inc. (the “Corporation”)

SECOND:	The Certificate of Incorporation of the Corporation was filed on March 8, 1995. The original name of the Corporation was Sarnoff Sub Eight, Inc. A Restated Certificate of Incorporation of the Corporation was filed on May 10, 2000, and was amended by the Certificate of Amendment filed on June 12, 2001, the Certificate of Designation filed on August 1, 2001, the Certificate of Amendment filed on June 17, 2002 and the Certificate of Designation filed on March 31, 2003, and is hereby amended to change the name of the Corporation to Orchid Cellmark Inc. by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article:

“FIRST: The name of the corporation is Orchid Cellmark Inc. (the “Corporation”).”

THIRD:	The amendment of the Restated Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.

EXECUTED, effective as of this      day of              2005.

Name: Title:

B-1

APPENDIX C—CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The Audit Committee shall provide assistance to the board of directors (the “Board”) of Orchid BioSciences, Inc. (the “Corporation”) in fulfilling the Board’s responsibility to the Corporation’s shareholders relating to the Corporation’s accounting, financial reporting practices, and the quality and integrity of its financial reports. The Audit Committee’s primary duties and responsibilities are to:

•	Oversee that management has maintained the reliability and integrity of the accounting policies, financial reporting and disclosure practices of the Corporation;

•	Oversee that management has established and maintained an independent relationship with its external auditor;

•	Oversee that management has established and maintained processes to assure that an adequate system of internal control of financial reporting is functioning within the Corporation; and

•	Oversee that management has established and maintained processes to assure compliance by the Corporation with all applicable laws, regulations and corporate policy.

The Audit Committee intends to fulfill these responsibilities primarily by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, in that each Audit Committee member may not, other than in his or her capacity as a director or member of any committee of the Board, (i) accept any consulting, advisory, or other compensatory fee from the Corporation; or (ii) be an affiliated person of the Corporation or any subsidiary thereof. In addition, each Audit Committee member shall meet the independence requirements of NASD Rule 4200, which governs the Nasdaq Stock Market (“Nasdaq”), as such requirements may be changed from time to time; provided, that any non-independent director serving on the Audit Committee pursuant to the “exceptional and limited circumstances” exception available under Nasdaq rules may not serve on the Audit Committee for more than two (2) years; and provided, further, that such non-independent director may not be permitted to serve as chair of the Audit Committee.

All members of the Audit Committee shall be familiar with basic finance and accounting practices and shall be able to read and understand fundamental financial statements at the time of their appointment to the Audit Committee. Furthermore, at least one member of the Audit Committee shall be financially sophisticated as defined by having experience in finance or accounting, professional certification in accounting, or any other comparable experience or background, such as being or having been a CEO or CFO or other senior officer with financial oversight responsibilities. The Corporation shall disclose, in its annual report, whether or not, and if not, the reasons therefor, the Audit Committee includes at least one Audit Committee Financial Expert, as defined by the Securities Exchange Act of 1934, as amended.

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall hold office until their resignations or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III. MEETINGS

The Audit Committee shall meet in executive session at least two times per year, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet separately, at least annually, with management, the director of the internal auditing department and the independent auditor to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet separately with the independent auditor, and management quarterly to review the Corporation’s financial statements in accordance with Section IV below.

IV. RESPONSIBILITIES AND DUTIES

The Audit Committee, in its capacity as a committee of the Board, shall be directly responsible for the appointment, retention, compensation, evaluation, oversight and, if necessary, termination of the registered public accounting firm(s) employed by the Corporation (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each registered public accounting firm shall report directly to the Audit Committee. To fulfill its responsibilities and duties, the Audit Committee shall:

Documents/Reports Review

1. Review and reassess, at least annually, the adequacy of this Charter and make recommendations to the Board, as conditions dictate, to update this Charter.

2. Review with management and the independent auditor the Corporation’s annual financial statements and Form 10-K prior to the filing of the Form 10-K or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by Statement of Auditing Standards No. 61 (“SAS No. 61”).

3. Review with management and the independent auditor each Form 10-Q prior to its filing or prior to the release of earnings, including a discussion with the independent auditor of the matters required to be discussed by SAS No. 61. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Corporation, as well as the effect of any off-balance sheet structures and transactions on the Corporation’s financial statements.

Independent Auditor

5. Review the performance of the independent auditor and appoint or terminate the independent auditor. The Audit Committee has the sole authority and responsibility to select, evaluate, and where appropriate, replace the outside auditor. The independent auditor is ultimately accountable to the Audit Committee for such auditor’s review of the financial statements and controls of the Corporation. The Audit Committee shall determine the appropriate compensation of the independent auditor.

6. Approve in advance all audit services and all permitted non-audit services, except where such services are determined to be de minimis under the Exchange Act. The Audit Committee may delegate, to one or more designated members of the Audit Committee, the authority to grant such pre-approvals. The decisions of any member to whom such authority is delegated shall be presented to the full Audit Committee at each of its scheduled meetings.

7. Oversee and ensure the independence of the auditor by:

•	receiving from, and reviewing and discussing with, the auditor, on a periodic basis, a formal written statement delineating all relationships between the auditor and the Corporation consistent with Independence Standards Board Standard 1 (“ISB No. 1”);

•	reviewing, and actively discussing with the Board, if necessary, and the auditor, on a periodic basis, any disclosed relationships or services between the auditor and the Corporation or any other disclosed relationships or services that may impact the objectivity and independence of the auditor;

•	recommending, if necessary, that the Board take appropriate action to satisfy itself of the auditor’s independence; and

•	ensuring that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit does not perform audit services for the Corporation for more than five (5) consecutive fiscal years.

8. Set clear hiring policies for employees or former employees of the Corporation’s independent auditor.

Financial Reporting Process

9. In consultation with the independent auditor and the internal auditors, review the integrity of the Corporation’s financial reporting processes, both internal and external. The Audit Committee shall report regularly to and review with the full Board any issues that arise with respect to the quality or integrity of the Corporation’s financial statements, compliance with legal or regulatory requirements, the performance and independence of the independent auditor, or the performance of the internal audit function.

10. Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditor, management, or the internal auditing department.

11. Ensure that there exist regular systems of reporting to the Audit Committee by each of management, the independent auditor and the internal auditor regarding any significant judgments made in management’s preparation of the financial statements and any significant difficulties encountered during the course of the review or audit, including any restrictions on the scope of work or access to required information.

12. Regularly review any significant disagreements among management and the independent auditor or the internal auditing department in connection with the preparation of the financial statements.

13. Ensure and oversee timely reports from the independent auditor to the Audit Committee of (i) all critical accounting policies and practices; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Corporation, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (iii) other material written communications between the independent auditor and the management of the Corporation, such as any management letter or schedule of unadjusted differences.

Legal Compliance/General

14. Review, with the Corporation’s counsel, any legal matter that could have a significant impact on the Corporation’s financial statements.

15. Report through its Chair to the Board following meetings of the Audit Committee.

16. Maintain minutes or other records of meetings and activities of the Audit Committee.

17. Review and approve, prior to the Corporation’s entry into any such transactions, all transactions between the Corporation and its executive officers, members of its Board, beneficial holders of more than 5% of the Corporation’s securities, immediate family members of any of the foregoing persons, and any other parties whom the Board determines may be considered to be related parties.

18. When deemed necessary by the members of the Audit Committee, retain independent legal, accounting or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from the Board. The Audit Committee shall determine the appropriate compensation for any advisers retained by the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

19. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

20. Perform any other activities consistent with this Charter, the Corporation’s by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

21. Review and monitor the work of management, internal audit and the external auditors relating to the Corporation’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

V. COMPENSATION

Audit Committee members shall be compensated by the Corporation solely in the form of directors’ compensation. Audit Committee members may, however, receive greater fees than those received for Board service by other Board members, in light of their heightened responsibilities to the Corporation.

The Audit Committee’s responsibility is oversight. Management of the Corporation has the responsibility for the Corporation’s financial statements as well as the Corporation’s financial reporting process, principles, and internal controls. The independent auditor is responsible for performing an audit of the Corporation’s annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles, reviewing the Corporation’s quarterly financial statements and other procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons within the Corporation and of the professionals and experts (such as the independent auditor) from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons, professionals or experts absent actual knowledge to the contrary and (iii) representations made by management of the independent auditor as to any non-audit services provided by the independent auditor to the Corporation.

ORCHID BIOSCIENCES, INC.

4390 US ROUTE ONE, PRINCETON, NJ 08540

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

JUNE 8, 2005

ORCHID BIOSCIENCES, INC.’S BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated May 5, 2005 in connection with the Annual Meeting of Stockholders to be held at 10:00 am, local time, on Wednesday, June 8, 2005 at the offices of Orchid BioSciences, Inc. at 4390 US Route One, Princeton, NJ 08540 and hereby appoints Paul J. Kelly, MD and Warren T. Meltzer, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Orchid BioSciences, Inc. registered in the name provided in this Proxy which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR all of the Proposal set forth below. In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting. If you wish to vote by telephone or Internet, please read the directions on the reverse side.

If you wish to vote in accordance with the Board of Directors’ recommendations, just sign below. You need not mark any boxes.

1. Election of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate):

Proposal to elect Paul J. Kelly, MD and Gordon Wasserman as Class II Directors.

Paul J. Kelly, MD	☐ FOR	☐ WITHHOLD VOTE
Gordon Wasserman	☐ FOR	☐ WITHHOLD VOTE

2. Proposal to approve an amendment to our Certificate of Incorporation to change the company’s name from Orchid BioSciences, Inc. to Orchid Cellmark Inc.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal to approve the Amended and Restated 2005 Stock Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Proposal to ratify the appointment of KPMG, LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☒ Please mark votes as in this example.

The Board of Directors recommends a vote FOR all Proposals.

☐ By checking this box, I/we consent to future access and delivery of Annual Reports and Proxy Statements electronically via the Internet. I/We understand that the company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date

Signature:	Date

YOUR VOTE IS IMPORTANT! YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET:

24 HOURS A DAY, 7 DAYS A WEEK.

Have your proxy card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form. Follow the instructions at the following Website Address:

http://www.proxyvote.com

OR

VOTE BY PHONE:

CALL TOLL-FREE 1-800-690-6903

ON A TOUCH TONE TELEPHONE

24 HOURS A DAY, 7 DAYS A WEEK.

Have your proxy card in hand. You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

OPTION 1: To vote as the Board of Directors recommends on ALL proposals, press 1.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OPTION 2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:

Proposal 1, Election of Directors: To vote FOR ALL nominees, press 1, to WITHHOLD FOR ALL nominees, press 9. To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2, Approval of an Amendment to our Certificate of Incorporation to Change the Name of the Corporation from Orchid BioSciences, Inc. to Orchid Cellmark Inc.: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0.

Proposal 3, Approval of the Amended and Restate 2005 Stock Plan: To vote FOR, press 1, AGAINST, press 9, ABSTAIN, press 0.

Proposal 4, Ratification of Auditors: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

Press 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

WHEN ASKED, PLEASE CONFIRM BY PRESSING 1

OR

VOTE BY PROXY CARD:

Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

THANK YOU FOR VOTING.